Exhibit 10.4


                                               (For Recorder's use only)

RECORDING REQUESTED BY:

Randy Rogers
Winston & Strawn LLP
101 California Street, Suite 3900
San Francisco, CA 94111

AND WHEN RECORDED MAIL TO:

Randy Rogers
Winston & Strawn LLP
101 California Street, Suite 3900
San Francisco, CA 94111

Travelers Loan No. 030234459

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                   TRUST DEED, SECURITY AGREEMENT, ASSIGNMENT
                           OF RENTS AND FIXTURE FILING


         THIS TRUST DEED, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING, made this 21st day of April, 2004, by and between Larry Kirkland, an individual, Kirkland Knightsbridge, LLC, a California limited liability company, and Kirkland Cattle Co., a general partnership, having an address of One Kirkland Ranch Road, Napa, California 94558, hereinafter the TRUSTOR, First American Title Insurance Company, having an address of 1850 Mt. Diablo Blvd., Suite 300, Walnut Creek, California 94596, hereinafter the TRUSTEE, and THE TRAVELERS INSURANCE COMPANY, a corporation organized and existing under the laws of the State of Connecticut, having its office 6715 North Palm Avenue, Suite 212, Fresno, California 93704, hereinafter the BENEFICIARY.


         WITNESSETH: FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, TRUSTOR hereby irrevocably grants, bargains, sells, transfers and conveys to TRUSTEE in trust, with power of sale, for the benefit and security of BENEFICIARY, under and subject to the conditions hereinafter set forth, all of TRUSTOR'S right, title and interest now owned or hereafter acquired in and to the following described real estate situated in the County of Napa, and the State of California, to wit:

              SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN
                  BY REFERENCE FOR DESCRIPTION OF REAL PROPERTY
                           COVERED BY THIS TRUST DEED


         TOGETHER WITH, all rents, issues, profits, royalties, income and other benefits derived from the real property; all leases or subleases covering the real property or any portion thereof, now or hereafter existing or entered into, and all right, title and interest of

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TRUSTOR thereunder; all interests, estates or other claims, both in law and in equity, which TRUSTOR now has or may hereafter acquire in the real property; all easements, rights-of-way, tenements, hereditaments and appurtenances thereof and thereto;


         TOGETHER WITH all right, title and interest of TRUSTOR in all leases, permits, allotments, licenses, and privileges pertaining to the real property, whether or not appurtenant, from the United States or the State of California or any department or other agency of either for the purpose of grazing, pasturing or feeding livestock on any of the public lands of the United States or the State of California;


         TOGETHER WITH all oil, gas and mineral rights and profits pertaining to the real property; all Water Rights (as such term is defined in Paragraph 10); all cotton histories, all acreage rice allotments, corn allotments, wheat or barley allotments pertaining to the real property presently held or hereafter acquired by TRUSTOR; and all rights of TRUSTOR under Conservation Reserve Contracts (CRP) now existing or hereafter made that affect the real property; all right, title and interest of TRUSTOR, now owned or hereafter acquired, in and to any land lying within the right-of-way of any road, street, or highway adjoining the real property; any and all buildings, fixtures, improvements, and appurtenances now or hereafter erected thereon or belonging thereto (herein referred to as "Improvement" or "Improvements");


         TOGETHER WITH all right, title and interest of TRUSTOR in and to all water production, distribution, irrigation and drainage equipment, and facilities, all frost protection equipment and facilities, all crop storage equipment and facilities, all livestock handling facilities, including gates, panels, chutes and fences, and including all pumps, pumping stations, motors, panels, switchboxes, gearheads, booster pumps, transformers, engines, machinery, tanks, reservoirs, sumps, pivots, hoses, drip hoses, underground pipeline, fan jets, pipes, sprinklers, flumes, wheel lines, drip irrigation lines, wind machines, grain bins, grain augers and elevators and other machinery and equipment now or hereafter affixed (whether actually or constructively) to the real property, or used for the production of water on said real property or for the irrigation or drainage thereof, and all additions thereto and replacements thereof; all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the real property as between the parties hereto. All of the foregoing property and interests conveyed to TRUSTEE are herein collectively referred to as the "Property".

         This TRUST DEED is given to secure:


         ONE: Payment of the indebtedness (the "Loan") evidenced by a certain promissory note dated April 21, 2004 in the principal sum of Twenty Million Dollars ($20,000,000), with a final maturity of date of March 1, 2009 (hereinafter referred to as the "Note") and interest thereon according to the terms of the Note with any and all extensions, renewals, modifications or substitutions thereof and each and every debt, liability and obligation of every type and description, including guarantees or accommodations, which TRUSTOR may now or at any time hereafter, owe or be obligated to BENEFICIARY, whether such debt, liability or obligation now exists, is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several, when evidenced by a promissory note or other document reciting that such obligation is secured by this TRUST DEED.


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         TWO: Payment of all other moneys herein agreed or provided to be paid by TRUSTOR, including sums advanced or expended by BENEFICIARY or TRUSTEE, and interest thereon, pursuant to the provisions hereof, and including sums advanced or expended by BENEFICIARY or TRUSTEE for the protection of the Property or for the protection of the interest of BENEFICIARY in the Property.


         THREE: Performance and discharge of each and every obligation, promise and agreement of TRUSTOR herein contained or incorporated herein by reference, including each and every obligation, promise and agreement of TRUSTOR contained in any and all loan applications, commitment letters, security agreements, supplemental agreements, assignments of lessor's interest in leases, or other instruments of security executed by TRUSTOR as of even date herewith or at any time subsequent to the date hereof for the purpose of further securing any indebtedness hereby secured, or any part thereof, or any further advancements or further or additional loans of any sums hereafter made by BENEFICIARY to TRUSTOR during the continuance of this TRUST DEED and secured hereby, or for the purpose of supplementing or amending this TRUST DEED or any instrument secured hereby (hereinafter collectively referred to, together with the Note and this TRUST DEED, as the "Loan Documents").


         The Note and all such debts, liabilities, and obligations referred to in Paragraphs One, Two and Three above, are all collectively hereinafter referred to as the "Obligations".

         TRUSTOR warrants, covenants and agrees as follows:

         1. PAYMENT AND PERFORMANCE: TRUSTOR shall pay and perform the Obligations when due.

         2. WARRANTY OF TITLE: TRUSTOR is lawfully seized and possessed of good and indefeasible title to the Property, and TRUSTOR hereby warrants the Property to be free and clear of all liens and encumbrances not set out herein; TRUSTOR will defend the title against any claims by any party at any time during the term of this TRUST DEED; and TRUSTOR has good, right and lawful authority to grant to TRUSTEE and BENEFICIARY the rights in the Property covered by this TRUST DEED. If BENEFICIARY is made a party defendant to any litigation concerning this TRUST DEED or the Property or any part thereof or interest therein, or the occupancy thereof by TRUSTOR, then TRUSTOR shall indemnify, defend and hold BENEFICIARY harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by BENEFICIARY in any such litigation, whether or not any such litigation is prosecuted to judgment.

         3. FULL FORCE AND EFFECT: The provisions of this TRUST DEED shall remain in full force and effect through any extension of time for payment of the Obligations, and until the Property is reconveyed or released.

         4. To protect the Property, TRUSTOR shall


                  (a) TAXES AND OTHER CHARGES: Pay before the same become delinquent all taxes and assessments, and other charges against the Property including assessments on Water Rights (as defined in Paragraph 10), all payments required to be made under the provisions of any leases, permits, allotments or licenses relating to grazing, pasturing,

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or feeding livestock on any public lands, the rights under which are covered hereby, and all other taxes and assessments of any kind or nature whatsoever that are assessed or imposed upon the Property or become due and payable, and that create a lien upon the Property or any part thereof, and in default thereof, BENEFICIARY may pay the same at the cost of TRUSTOR. TRUSTOR covenants to furnish to BENEFICIARY, upon request, official receipts of the appropriate taxing authority or other proof satisfactory to BENEFICIARY evidencing the payment thereof.

                  (b) PRESERVATION, REPAIR AND USE OF PROPERTY: Not commit waste, or authorize the repair, demolition, modification or removal of any of the structures, fixtures, or improvements on the Property, or do or permit any act that would result in the creation of a lien upon the Property or the structures, fixtures or improvements thereon without first obtaining prior written consent of BENEFICIARY, and otherwise to maintain the Property in as good condition as at present. Upon any failure to maintain, BENEFICIARY, at its option, may cause reasonable repair and maintenance work to be performed at the cost of TRUSTOR, and BENEFICIARY, acting through its employees, agents or attorneys, by a receiver to be appointed by the court, or by an independent third party contractor retained by BENEFICIARY is hereby authorized at its option to enter upon and take possession of the Property for such purpose.

                  (c) WATER RIGHTS: Proceed with due diligence to perfect any existing or future Water Rights (as defined in Paragraph 10). In the event TRUSTOR fails to so proceed to perfect such Water Rights, BENEFICIARY or TRUSTEE may at its option (but shall not be required to) so perfect such Water Rights, or, at the election of BENEFICIARY, may require that the Obligations shall become immediately due and payable, or may do both. If TRUSTOR is or becomes the owner of irrigable land subject to and in excess of the land limitation provisions of the Reclamation Act of 1902, the Omnibus Adjustment Act of 1926, the Reclamation Reform Act of 1982 or any act or law supplementary thereto or any rule or regulation promulgated thereunder and, pursuant to the provisions thereof, is required to designate part thereof as non-excess and part as excess lands, TRUSTOR agrees to designate the irrigable lands on the Property, or so much thereof as may be so designated within said limitation provisions, as non-excess lands. TRUSTOR also shall not encumber, sell, lease, assign, or otherwise transfer any Water Rights without the prior written consent of BENEFICIARY. In particular, and without limiting the generality of the foregoing, TRUSTOR shall not, without the prior written consent of BENEFICIARY, agree to any sale or transfer of any state water project entitlement that would deprive the Property of Water Rights.

                  (d) CROP HISTORY, ACREAGE ALLOTMENT AND CRP: If the Property is now subject to a crop history, an acreage allotment, or a Conservation Reserve Contract (CRP), TRUSTOR shall maintain the full history or allotment now or hereafter appertaining to the Property, and will plant and harvest the Property to said crop to the full extent required or permitted by law or governmental regulations to maintain said history or allotment including any increase in allotment which may, from time to time, be attributable to the Property, will stay in compliance with any such CRP contract and will not pledge, transfer, sell, lease or otherwise encumber, dispose or convey said history, allotment or CRP contract or any part thereof, without the prior written consent of BENEFICIARY, nor do any other act or fail to perform any requirement of any governmental rule or regulation required from time to time to


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

maintain or improve the history or allotment on the Property or to stay in compliance with such CRP contracts now existing or hereafter made.

                  (e) OBLIGATIONS OF TRUSTOR: Comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Property, or requiring alterations or improvements to be made thereon, and TRUSTOR shall not suffer nor permit any act to be done in or upon the Property in violation thereof. TRUSTOR shall observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions that are applicable to the Property or that have been granted to or contracted for by TRUSTOR in connection with any existing or presently contemplated use of the Property. TRUSTOR represents and warrants that prior use of the Property has been in compliance with all applicable laws and regulations.

                  (f) HAZARDOUS WASTE AND SUBSTANCES: Warrant, and does hereby warrant that, except as set forth in the Environmental Disclosure Statement delivered by TRUSTOR to BENEFICIARY (the "Environmental Disclosure Statement"), there has not been, since the date TRUSTOR acquired title to the Property any release or discharge of any type whatsoever (including any "release" (as defined in 42 U.S.C. Section 9601 (22)) or threat of any release or discharge (such a release or threatened release being hereafter referred to as a "Release") of any "hazardous substances" (as defined in 42 U.S.C. Section 9601 (14) or as defined as hazardous or toxic under any other federal, state, or local law), petroleum, including crude oil or any fraction thereof, or natural gas liquids, liquefied natural gas, or synthetic gas (all such items being hereafter referred to as "Hazardous Substances") on, upon or into the Property and, to TRUSTOR'S knowledge, there has never been any Release on, upon or into the Property nor on, upon or into any real property adjoining or in the vicinity of the Property which could have come to be located upon the Property or the water or ground water thereon or thereunder. TRUSTOR further warrants that, except as disclosed in the Environmental Disclosure Statement: (a) to the best of TRUSTOR'S knowledge, the Property has never been used for a mine, a landfill, a dump, or other disposal facility; (b) TRUSTOR has no knowledge of any underground storage tanks of any kind or character, whether empty or containing substances of any nature, located or ever located in the past within the Property, and from the date of acquisition by TRUSTOR, the Property and the use thereof, including the use of any and all such underground storage tanks described on the Environmental Disclosure Statement, has been and is in compliance with all applicable laws, statutes, ordinances, rules and regulations of all governmental and quasi-governmental authorities, specifically including all laws, statutes, ordinances, rules and regulations relating to environmental protection, toxic waste, underground storage tanks, and hazardous substance handling, treatment, storage and disposal (hereafter "Environmental Regulations"); (c) TRUSTOR has received no notice of any violation or any alleged violation of any Environmental Regulation from any governmental entity or agency with respect to the Property, and there is not now nor has there ever been any other investigation or report involving the Property by any governmental entity or agency which in any way relates to Hazardous Substances; (d) to the best of TRUSTOR'S knowledge, no person, party or private or governmental agency or entity has given any notice of or asserted or threatened to assert any claim, cause of action, penalty, cost or demand for payment or compensation, whether or not involving any injury or threatened injury to human health, the environment or natural resources, resulting or allegedly resulting from any violation of any Environmental Regulation in

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

connection with the Property; (e) to the best of TRUSTOR'S knowledge, there are not now, nor have there ever been, any actions, suits, proceedings or damage settlements relating in any way to Hazardous Substances, in, upon, under, over or from the Property; (f) to the best of TRUSTOR'S knowledge, the Property is not listed in the United States Environmental Protection Agency's List of Hazardous Waste Sites or any other list of "hazardous substance" sites maintained by any federal, state or local governmental agency. If TRUSTOR becomes aware that any of the representations and warranties contained in this paragraph are untrue, but for the fact that such representations and warranties were qualified by any limitation based on TRUSTOR'S knowledge, TRUSTOR shall notify BENEFICIARY thereof within ten (10) days of TRUSTOR'S becoming aware thereof. TRUSTOR further agrees as follows:

                                    (i) NOTICE OF HAZARDOUS SUBSTANCES AND
                  RELATED CLAIMS: TRUSTOR shall provide BENEFICIARY with copies of any notifications of (A) Releases of Hazardous Substances,
                  (B) any violation or any alleged violation of any Environmental Regulation, (C) or of any environmental hazards or potential hazards, which are given by or on behalf of TRUSTOR to any federal, state or local agencies or authorities or which are received by TRUSTOR from any federal, state, or local agencies or authorities with respect to the Property. TRUSTOR shall provide notice to BENEFICIARY if any person, party, or private or governmental agency or entity has given any notice of or asserted or threatened to assert any claim, cause of action, penalty, cost, or demand for payment or compensation, whether or not involving any injury or threatened injury to human health, the environment or natural resources, which results or allegedly results from any violation of any Environmental Regulation in connection with the Property. TRUSTOR shall provide notice to BENEFICIARY of any actions, suits, proceedings, or damage settlements relating in any way to Hazardous Substances, in, upon, under, over, or from the Property or if the Property shall ever become listed in the United States Environmental Protection Agency's List of Hazardous Waste Sites or any other list of "hazardous substance" sites maintained by any federal, state or local governmental agency. Copies of any notices sent or received by TRUSTOR shall be sent to BENEFICIARY promptly, but no later than ten (10) days, after their being mailed or delivered to the governmental agencies or authorities or other person and within ten (10) days after they are received by TRUSTOR.

                                    (ii) NOTICE OF CHEMICAL DISCLOSURES: TRUSTOR
                  agrees to provide BENEFICIARY with copies of all emergency and hazardous chemical inventory forms (hereinafter "Notices") previously given by TRUSTOR with respect to the Property, as of the date hereof, to any federal, state or local governmental authority or agency as required pursuant to the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11011 et. seq., and to provide BENEFICIARY with copies of all such Notices subsequently sent to any such governmental authority or agency with respect to the Property as required pursuant to the Emergency Planning and Community Right-to-Know Act of 1986. Such copies of subsequent Notices shall be sent to BENEFICIARY concurrently with their being mailed to any such governmental authority or agency.

                                    (iii) LIMITATIONS ON USE OF HAZARDOUS
                  SUBSTANCES: TRUSTOR covenants and agrees that (A) it shall not permit the

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                  Property to be used for a mine, a landfill, a dump, or other disposal facility, (B) it shall not permit any underground storage tanks of any kind or character, whether empty or containing substances of any nature to be located on the Property, (C) it shall not locate, produce, treat, transport, incorporate, discharge, emit, release, deposit or dispose of any Hazardous Substance in violation of any Environmental Regulation in, upon, under, over or from the Property, (D) it shall not permit any Hazardous Substances to be located (except for farm equipment fuel located in above-ground storage tanks that are in compliance with applicable Environmental Regulations), produced, treated, transported, incorporated, discharged, emitted, released, deposited, disposed of on the Property or to escape therein, thereupon, thereunder, thereover or therefrom in violation of any Environmental Regulation, and (E) it shall comply with all Environmental Regulations which are applicable to the Property.

                                    (iv) INDEMNITY: TRUSTOR hereby covenants and
                  agrees to indemnify, protect and hold harmless BENEFICIARY from and against any and all claims, demands, liabilities and costs, including attorneys' fees, arising from (a) any Release, actual or alleged, of any Hazardous Substances upon or about the Property or respecting any products or materials previously, now or hereafter located upon, delivered to or in transit to or from the Property, or respecting any products or materials previously, now or hereafter located upon, delivered to or in transit to or from the Property, regardless of whether such Release or threat of Release or alleged Release or threat of Release has occurred prior to the date hereof or hereafter occurs and regardless of whether such Release occurs as the result of the negligence or misconduct of TRUSTOR or any third party or otherwise, (b) any violation, actual or alleged, of or any other liability under or in connection with any Environmental Regulation, including the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Emergency Planning and Community Right-to-Know Act of 1986, as same may be amended, or any other environmental protection or toxic waste or hazardous substance handling, treatment, storage, or disposal laws, statutes, ordinances, rules or regulations, relating to the Property or respecting any products or materials previously, now or hereafter located upon, delivered to or in transit to or from the Property, regardless of whether such violation or alleged violation or other liability has occurred or arisen prior to the date hereof or hereafter occurs or arises and regardless of whether such violation or other liability occurs or arises as the result of the negligence or misconduct of TRUSTOR or any third party or otherwise. Notwithstanding a provision in the TRUST DEED or any Loan Document, if any, that limits the liability of TRUSTOR hereunder, this indemnity shall survive the extinguishment of the lien of this TRUST DEED by foreclosure or reconveyance or otherwise as to any such Release or any such violation, alleged violation or other liability occurring or arising prior to such foreclosure or reconveyance, and this covenant shall survive such extinguishment.

                                    (v) ENVIRONMENTAL AUDITS: At any time after
                  an Event of Default and from time to time thereafter, if BENEFICIARY so requests, TRUSTOR shall have any environmental review, audit, assessment and/or report relating to the Property heretofore provided to BENEFICIARY updated, at TRUSTOR'S sole cost and expense, by an engineer or scientist acceptable to BENEFICIARY, and shall

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


                  promptly provide BENEFICIARY with a copy of all such audits. BENEFICIARY may also at its option and at TRUSTOR'S sole expense, contract for a "Phase 1" environmental inspection report prepared and certified by an environmental consultant satisfactory to BENEFICIARY to determine whether the Property complies with all Environmental Regulations. If, based on a Phase 1 environmental audit, BENEFICIARY determines that additional testing or investigation including a Phase II environmental audit, should be performed on the Property, BENEFICIARY may contract for such testing, which shall be performed at TRUSTOR'S sole expense. TRUSTOR shall cooperate in all reasonable ways with BENEFICIARY in connection with any such audits or tests.

         In addition to the other rights and remedies provided hereunder, BENEFICIARY and TRUSTEE shall have the following rights and remedies: With or without notice (except for such notice as is required by applicable law), and without releasing TRUSTOR from any obligation hereunder, BENEFICIARY may, but shall not be obligated to, cure any breach by TRUSTOR of this Paragraph 4(f) and, in connection therewith, BENEFICIARY or its agents, acting by themselves or through a court-appointed receiver, or through an independent third party contractor, may enter upon the Property or any part thereof and perform such acts and things as BENEFICIARY deems necessary or desirable to inspect, investigate, assess, and protect the security hereof. BENEFICIARY may also obtain a court order to enforce BENEFICIARY'S right to enter and inspect the Property pursuant to California Civil Code Section 2929.5; and to have a receiver appointed pursuant to California Code of Civil Procedure Section 564 to enforce BENEFICIARY'S right to enter and inspect the Property for Hazardous Substances.

         5. DEPOSITS FOR TAXES AND INSURANCE PREMIUMS: BENEFICIARY may, at its option, which may be exercised at any time after the occurrence of an Event of Default, require TRUSTOR to deposit with BENEFICIARY on the first day of each month, in addition to making payments of regular installments of principal and interest, until the Note is fully paid, an amount equal to one-twelfth (1/12) of the yearly taxes, assessments and other similar charges and/or of the yearly premiums for all insurance as estimated by BENEFICIARY in order to accumulate with BENEFICIARY sufficient funds to pay such amounts thirty (30) days prior to their due dates. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of BENEFICIARY, and no interest shall be payable in respect thereof. Upon demand by BENEFICIARY, TRUSTOR shall deliver to BENEFICIARY such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable BENEFICIARY to pay such premiums when due. Upon the occurrence of an Event of Default, BENEFICIARY may apply such deposits in BENEFICIARY'S possession to the reduction of the sums secured hereby, in such order, priority and proportions as BENEFICIARY shall determine, in its sole and absolute discretion, and any amount under this paragraph remaining on account of such deposits and any return premium received from cancellation of any insurance policy by BENEFICIARY upon foreclosure of this TRUST DEED. Upon an assignment of this TRUST DEED by BENEFICIARY and upon assumption by the assignee thereof of the obligations of BENEFICIARY as escrow holder, BENEFICIARY shall have the right to pay over the balance of such deposits in its possession to the assignee. BENEFICIARY shall thereupon be completely released from all liability with respect to such deposits, and TRUSTOR shall look solely to the assignee or transferee with

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

respect thereto. This provision shall apply to every transfer of such deposits to a new assignee. All deposits are hereby pledged as additional security for the Obligations and shall be held by BENEFICIARY and be applied for the purposes provided herein, and shall not be subject to the direction or control of TRUSTOR. Notwithstanding anything herein to the contrary, BENEFICIARY shall not be liable for any failure to apply the deposits unless TRUSTOR shall have requested BENEFICIARY in writing to make application of such deposits on hand to the payment of the taxes or premiums for the payment of which such deposits were made, accompanied by the bills therefor.

         6. PROTECTION OF SECURITY: BENEFICIARY or TRUSTEE, without obligation to do so and without notice to or demand upon TRUSTOR and without releasing TRUSTOR from any obligations or Events of Default hereunder, may appear in and defend any action or proceeding purporting to affect TRUSTOR'S obligations and/or the Note, the security hereof, or the rights or powers of BENEFICIARY or TRUSTEE, and TRUSTOR shall pay all costs and expenses, including costs of evidence of title and reasonable attorney's fees, in such action or proceeding in which BENEFICIARY may appear.

         7. ABSOLUTE ASSIGNMENT OF RENTS AND PROFITS: TRUSTOR hereby absolutely, presently and unconditionally assigns all the present and future rents, income, issues and profits (the "Rents") to BENEFICIARY, and hereby gives to and confers upon BENEFICIARY the right, power and authority during the continuance of this TRUST DEED to collect the Rents of the Property and of any personal property located thereon with or without taking possession of the Property affected hereby. BENEFICIARY, however, hereby grants to TRUSTOR a license for TRUSTOR'S collection and retention of such Rents as they accrue and become payable (but no more than one month in advance) so long as TRUSTOR is not, prior to or at such times, in default under any of the Loan Documents. This license will terminate immediately upon the occurrence of any Event of Default. This assignment of Rents is intended to be an absolute assignment from TRUSTOR to BENEFICIARY and not merely the passing of a security interest.


         Upon the occurrence of an Event of Default, BENEFICIARY may at any time, either in person, by agent, or by a receiver to be appointed by a court, or through a third party independent contractor, without notice and without regard to the adequacy of any security for the indebtedness secured hereby and without being deemed a mortgagee in possession:

                  (a) enter upon and take possession of, manage and operate the Property or any part thereof, and either with or without taking possession of the Property, in its own name or in the name of TRUSTOR sue for or otherwise collect such Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as BENEFICIARY may determine;

                  (b) perform such acts of repair or protection as may be necessary or proper to conserve the value of the Property; and

                  (c) make, cancel, enforce or modify leases, obtain and evict tenants, and fix or modify rents or do any acts which BENEFICIARY deems proper to protect the security hereof.


         Unless TRUSTOR and BENEFICIARY agree otherwise in writing, any application of Rents to any indebtedness secured hereby shall not extend or postpone the due date of the installment payments as provided in said Note or change the amount of such installments. The entering upon and taking possession of the Property, the collection of such Rents, or the application thereof as described herein, shall not waive or cure any Event of Default or notice of default hereunder, or invalidate any act done in response to such Event of Default or pursuant to such notice.


         TRUSTOR also assigns to BENEFICIARY, as further security for the performance of the Obligations secured hereby, all prepaid rents and all monies which may have been or may hereafter be deposited with TRUSTOR by a lessee of the Property, to secure the payment of any rent, and upon the occurrence of an Event of Default, TRUSTOR agrees to deliver such rents and deposits to the BENEFICIARY. Delivery of written notice of BENEFICIARY'S exercise of the rights granted herein, to any tenant occupying said premises shall be sufficient to require said tenant to pay said rent directly to BENEFICIARY until further notice.

         8. CONDEMNATION; MINERALS PAYMENTS: If the Property, or any part thereof or interest therein, is taken or damaged permanently or temporarily by reason of any public improvement or condemnation proceeding, or by any proceeding or purchase in lieu thereof, including a change of grade of streets, or in any other manner, or if TRUSTOR shall receive or be entitled to receive any compensation for any loss in value of or any damage to the Property from any person or entity holding any interest in mineral rights (including oil and gas) associated with the Property (such compensation, which shall not include contractual royalty or lease payments is hereafter referred to as "Minerals Payments") or should TRUSTOR receive any notice or other information regarding such a matter or proceeding, TRUSTOR shall give prompt written notice thereof to BENEFICIARY and will deliver to BENEFICIARY copies of any and all papers served in connection therewith. Any award of damages, severance damages, settlement, or compensation in connection with any eminent domain action for public use of or an injury to the Property or with any Minerals Payments, or any part thereof, is hereby assigned by TRUSTOR to BENEFICIARY, and all money received by BENEFICIARY may, in BENEFICIARY'S sole discretion, be applied to the indebtedness secured by this TRUST DEED, or released by it in the same manner and with the same effect as herein provided for the disposition of the proceeds of insurance. Neither the application nor the release of any such sums shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, nor shall anything in this section affect the liability of TRUSTOR for payment of the entire balance of the Obligations secured hereby. BENEFICIARY or TRUSTEE, without obligation to do so, may appear in and prosecute in its own name any action or proceedings or to make any compromise or settlement in connection with such taking or damage.

         9. INSURANCE, CASUALTY, GENERAL LIABILITY AND RESTORATION:

         TRUSTOR shall, at TRUSTOR'S sole cost and expense, keep the improvements, buildings and other fixtures upon the Property insured against such hazards and in such amounts and form as may be required by BENEFICIARY. After the happening of any casualty to the Property or any part thereof, TRUSTOR shall give prompt written notice thereof to BENEFICIARY.


         TRUSTOR shall further maintain general liability insurance in an amount not less than $1,000,000.00 per occurrence, acceptable to BENEFICIARY, with Citigroup, Inc., its affiliates, subsidiaries, successors, and assigns, ATIMA, named as additional insured and with companies satisfactory to BENEFICIARY, with respect to damages or injuries arising from use or occupation of the Property and against such risks or hazards as BENEFICIARY from time to time reasonably may designate. TRUSTOR shall observe and comply with the requirements of all policies of general liability, fire and other policies of insurance at any time in force with respect to the Property.


         In the event of any damage to or destruction of the Improvements, BENEFICIARY shall have the option, in its sole discretion, of applying all or part of the insurance proceeds (a) to the Obligations, in such order, priority and proportions as BENEFICIARY may determine in its sole and absolute discretion; (b) to the restoration of the improvements; or (c) to TRUSTOR.


         In the event of such loss or damage, all proceeds of insurance shall be payable to Citigroup, Inc., and TRUSTOR hereby assigns said proceeds to Citigroup, Inc. and authorizes and directs any affected insurance company to make payment of such proceeds directly to Citigroup, Inc. BENEFICIARY is hereby authorized and empowered by TRUSTOR to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance.


         Except to the extent that insurance proceeds are received by BENEFICIARY and applied to the Obligations, nothing herein contained shall be deemed to excuse TRUSTOR from repairing or maintaining the Property as provided in this TRUST DEED or restoring all damage or destruction to the Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by BENEFICIARY of any insurance proceeds shall not cure or waive any default or notice of default under this TRUST DEED or invalidate any act done pursuant to such notice.


         All insurance policies required herein shall be written with companies satisfactory to BENEFICIARY, and shall have a rating of (A-)(VIII) or higher according to the most recent edition of Best's Insurance Guide, shall contain non-contributory standard mortgagee clauses, shall name Citigroup, Inc., its affiliates, subsidiaries, successors, and assigns ATIMA, as an additional insured or, at the option of BENEFICIARY, contain a lender's loss payable endorsement, shall be maintained throughout the term of the Note without cost to BENEFICIARY, and shall contain such provisions as BENEFICIARY deems necessary or desirable to protect its interest including a provision for thirty (30) days prior written notice to Citigroup, Inc. of cancellation of the Policy or any changes in the risk or coverages insured. At least fifteen (15) days prior to the expiration of each policy of insurance, TRUSTOR shall furnish BENEFICIARY with evidence satisfactory to BENEFICIARY of the payment of the premium and the reissuance of a policy continuing insurance in force as required by this TRUST DEED. In the event TRUSTOR fails to provide, maintain, keep in force or deliver and furnish to BENEFICIARY the policies of insurance required by this paragraph, BENEFICIARY may procure such insurance for such risks covering BENEFICIARY'S interest, and TRUSTOR shall pay all premiums thereon promptly upon demand by BENEFICIARY, and until such payment is made by TRUSTOR, the amount of all such premiums, together with interest thereon at the default rate as defined in the Note (the "Default Rate"), shall be secured by this TRUST DEED.

         10. SECURITY INTEREST: TRUSTOR hereby grants to BENEFICIARY a security interest in all of the personal property identified on the first few pages of this TRUST DEED and in all of the following property, whether now owned or hereafter acquired, affixed to, located on or at the Property and used in connection with the operation of the Property or the Improvements (hereinafter referred to collectively as the "Collateral").


         EQUIPMENT: All equipment of TRUSTOR, including all machinery, vehicles, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recording equipment, parts, and tools, including those items described in Exhibit "B" attached hereto and by this reference incorporated herein.


         WINERY EQUIPMENT: All winery equipment of TRUSTOR, including all presses, destemmers, must pumps, stainless steel cooperage, refrigeration equipment and filters including those items described in Exhibit "B" attached hereto and by this reference incorporated herein.


         CROP STORAGE, IRRIGATION, DRAINAGE, LIVESTOCK HANDLING AND FROST PROTECTION EQUIPMENT: All right, title and interest of TRUSTOR in and to all water rights, water production, distribution, irrigation, and drainage equipment and facilities, all frost protection equipment and facilities, all crop storage equipment and facilities, all livestock handling facilities, including gates, panels, chutes and fences, and including all pumps, pumping stations, motors, panels, switchboxes, transformers, engines, gearheads, booster pumps, machinery, tanks, reservoirs, sumps, pivots, hoses, fan jets, pipes, sprinklers, flumes, wheel lines, drip irrigation lines, drip hose, underground pipeline, fences, gates, chutes, wind machines, grain bins, grain augers and elevators, and other machinery, equipment and facilities now or hereafter installed on, affixed to (whether actually or constructively), placed upon, or used in connection with or for the benefit of the Property, including any such items not located on the property but used to deliver water to the Property, whether now owned or hereafter acquired, and all replacements, additions and substitutions made thereto, and including all insurance proceeds on any of said collateral, including, but not limited to, those items described in Exhibit "B" attached hereto and by this reference incorporated herein.


         FARM PRODUCTS: All farm products of TRUSTOR, including all crops growing or to be grown on the Property; and all crop insurance payments. "Crops" includes annual and perennial crops growing or to be grown, whether harvested or unharvested, regardless of where stored; all products, purchases and exchanges thereof; all seed, fertilizers, herbicides, insecticides, chemicals and supplies used in connection therewith; all warehouse receipts, letters of entitlement issued by the Commodity Credit Corporation, or other documents issued for grain stored or to be stored, including all of TRUSTOR'S rights, title and interest in said receipts, letters and documents; and all government subsidy payments of whatever kind or form, including payment-in-kind, storage, deficiency and interest payments.


         CROPS; GOVERNMENT PAYMENTS: All crops growing or to be grown on the Property; all crop insurance payments, and all government subsidy payments of whatever kind or form, including payment-in-kind, storage, deficiency and interest payments. "Crops" includes annual and perennial crops and crops grown on trees or vines.


         WATER RIGHTS: The ground water on, under, pumped from or otherwise available to the Property or any other water rights appurtenant to the Property, whether as a result of groundwater rights, contractual rights, or otherwise and whether riparian, appropriative, or otherwise; the right to remove or extract any such ground water including any permits, rights or licenses granted by any governmental authority or agency and any rights granted or created by any easement, covenant, agreement or contract with any person or entity; and any rights to which the Property is entitled with respect to surface water, whether such rights are appropriative, riparian, prescriptive or otherwise and whether or not pursuant to permit or other governmental authorization; the right to store any such water; any water right, water allocation for water not yet delivered, distribution right, delivery right, water storage right, or other water-related entitlement appurtenant to or otherwise applicable to the Property by virtue of the Property being situated within the boundaries of any governmental water district or within the boundaries of any private water company, mutual water company, or other non-governmental entity; and any shares, or any rights under such shares, of any private water company, mutual water company, or other non-governmental entity pursuant to which TRUSTOR or the Property may receive water, including those water rights described in Exhibit "C" attached hereto and by this reference incorporated herein. (The property and rights to referred to in this paragraph are the "Water Rights."


         GENERAL INTANGIBLES, ETC: All general intangibles (as such term is defined in the California Commercial Code), and all contract rights, licenses, permits, and the like, relating in any way to operation of the Property or the business being conducted on the Property, including winery permits, use permits, winegrower licenses, agricultural processor licenses, and contracts with winegrowers and others for processing grapes and other commodities and all trademarks, trademark applications, wine labels, any continuations or extensions of the foregoing and all goodwill associated with the foregoing.


         MISCELLANEOUS: All CRP Contracts now existing or hereafter made relating to the Property or any portion thereof together with any extensions, renewals or replacements thereof.

together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and all improvements, accessions, additions to, accessories, attachments, parts, and repairs now or hereafter attached or affixed to or used in connection with any such property.

         TRUSTOR warrants, represents and covenants as follows:

                  (a) The Collateral is not used or bought for personal, family or household purposes;

                  (b) Except for the security interest granted hereby, TRUSTOR is the owner of the Collateral free from any prior lien, security interest or encumbrance; and TRUSTOR will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                  (c) TRUSTOR will maintain insurance on the Collateral in such amounts and of such types as may be requested by BENEFICIARY, and the type, terms and provisions of such insurance shall be governed by the terms of Paragraph 9, above.

                  (d) All covenants and obligations of TRUSTOR contained herein relating to the Property shall be deemed to apply to the Collateral whether or not expressly referred to herein.

                  (e) TRUSTOR maintains a place of business in the state where the real property is located and TRUSTOR shall immediately notify BENEFICIARY in writing of any change in such place of business as set forth in this TRUST DEED.

                  (f) TRUSTOR shall obtain UCC searches on such parties as BENEFICIARY may require to confirm that the Collateral is owned by TRUSTOR and is free from all liens and encumbrances.


         This TRUST DEED constitutes a security agreement with respect to the Collateral in which BENEFICIARY is hereby granted a security interest, (and also constitutes a financing statement and a fixture filing) and BENEFICIARY shall have all of the rights and remedies of a secured party under the California Commercial Code as well as all other rights and remedies available at law or in equity. TRUSTOR hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints BENEFICIARY the attorney-in-fact of TRUSTOR, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as BENEFICIARY may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Upon the occurrence of any Event of Default hereunder (taking into account any applicable period of grace or to cure), BENEFICIARY shall have the right to cause any of the Collateral which is personal property to be sold at any one or more public or private sales as permitted by applicable law, and BENEFICIARY shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of BENEFICIARY or TRUSTEE. Any person, including both TRUSTOR and BENEFICIARY, shall be eligible to purchase any part or all of such Collateral at any such disposition.

         11. COLLECTION RIGHTS - ACCOUNTS: BENEFICIARY may, at any time both before and after the occurrence of an Event of Default, notify any account debtor, or other person obligated to pay any amount due to TRUSTOR (but only if BENEFICIARY has a lien, security interest, or assignment in such account or right to payment), that such account or other right to payment has been assigned or transferred to BENEFICIARY for security and shall be paid directly to BENEFICIARY. If BENEFICIARY requests at any time, TRUSTOR will notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to BENEFICIARY. At any time after BENEFICIARY or TRUSTOR gives such notice to an account debtor or other obligor, BENEFICIARY may (but need not), in its own name or in TRUSTOR'S name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment; or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

         12. PARTIAL PAYMENT: Acceptance by BENEFICIARY of any sum in payment or part payment of any portion of the Obligations after the same is due shall not constitute a waiver of BENEFICIARY'S right to require prompt payment when due of the remainder of the Obligations, nor shall such acceptance cure or waive any remaining default or waive any subsequent default or prejudice any of the rights of BENEFICIARY under this TRUST DEED.

         13. ACTIONS BY TRUSTEE AND/OR BENEFICIARY: Without affecting the personal liability of any person, including TRUSTOR (other than any person released pursuant hereto), for the payment of the Obligations, and without affecting the lien of this TRUST DEED for the full amount of the Obligations remaining unpaid upon any property not reconveyed pursuant hereto, BENEFICIARY and TRUSTEE are respectively authorized and empowered as follows: BENEFICIARY may at any time and from time to time, either before or after the maturity of the Note, and without notice: (a) release any person liable for the payment of any of the Obligations, (b) make any agreement extending the time or otherwise modifying the terms of payment of any of the Obligations, (c) accept additional security therefor of any kind or (d) without the prior consent of junior lienholders, release, and instruct the TRUSTEE to execute partial reconveyances of, portions of any property, real or personal, securing the Obligations, from the lien of this TRUST DEED. TRUSTEE may, without liability therefor and without notice, at any time and from time to time so long as the lien or charge hereof shall subsist, but only upon the written request of BENEFICIARY: (a) consent to the making of any map or plat of the property, (b) join in granting an easement thereon or in creating any covenants restricting use or occupancy thereof, (c) reconvey, without warranty, any part of such Property, or (d) join in any extension or modification agreement or in any agreement subordinating the lien or charge hereof.

         14. HUSBANDRY: TRUSTOR shall at all times work, prune, cultivate, fertilize, spray, dust, harvest, care for and maintain in a husbandlike manner according to the most current approved methods and consistent with accepted industry standards any grove and orchard trees, vineyard, or crops now on the Property or hereafter planted thereon, and shall protect said grove and orchard trees, vineyard, and crops against loss or damage by fire, and where appropriate, by making and maintaining proper fire breaks in and around said grove and orchard trees, vineyard, or crops in a good and workmanlike manner, and if the property is improved with a dairy, TRUSTOR shall at all times care for and maintain according to the most current approved methods any such dairy facilities, and shall protect such dairy facilities against loss or damage by fire as described above. If an Event of Default shall occur as a result of the breach of any of the provisions of this paragraph (or for any other reason), BENEFICIARY may without notice or demand ask for and obtain the appointment of a receiver for the protection and management of said security or may remedy such default, and carry out and perform all of the obligations of TRUSTOR hereunder at the cost and expense of TRUSTOR and pay the cost thereof, and TRUSTOR hereby agrees immediately to repay to BENEFICIARY on demand any sums so paid, with interest thereon from the respective dates of such payments at the Default Rate as specified in the Note secured hereby, and all sums paid by BENEFICIARY with interest shall be a part of the indebtedness secured hereby and in default of immediate repayment thereof by TRUSTOR the entire indebtedness secured hereby shall at the option of BENEFICIARY become due and payable forthwith without notice. BENEFICIARY shall be permitted to enter upon and inspect the Property for purposes of this paragraph at all reasonable times during the term of this TRUST DEED.

         15. FINANCIAL STATEMENTS: TRUSTOR shall furnish BENEFICIARY with financial statements within ninety (90) days of TRUSTOR'S fiscal year end. Statements shall also include financial information on any and all related entities obligated under the Loan Documents and shall be in a format substantially similar to the statements submitted at the time of application for the Loan, or statements which have been prepared in accordance with generally accepted accounting principles. TRUSTOR also agrees to submit any and all other financial information as may reasonably be requested by BENEFICIARY from time to time.

         16. FULL PAYMENT: Upon written request of BENEFICIARY stating that all Obligations have been paid, TRUSTEE shall reconvey without warranty, any portions of the estate in the Property then held by TRUSTEE. The grantee in such reconveyance may be designated and described as the "person or persons legally entitled thereto," or by other appropriate terms. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

         17. TRANSFER OF PROPERTY: For the purpose of protecting BENEFICIARY'S security, keeping the Property free from subordinate financing liens, and/or allowing BENEFICIARY to raise the interest rate and to collect assumption fees, TRUSTOR agrees that any sale, conveyance, further encumbrance, or other transfer of legal, equitable or beneficial title to the Property, or any interest therein (whether voluntarily or by operation of law), without BENEFICIARY'S prior written consent, shall be an Event of Default hereunder. In the event TRUSTOR, without the prior written consent of BENEFICIARY, shall sell, convey, alienate, transfer, mortgage or encumber the Property described herein or any part thereof, or any interest therein, whether legal, equitable or beneficial, or shall be divested of its title or any interest therein, in any manner or way, whether voluntary or involuntary, the entire balance of the Obligations shall become immediately due and payable at the option of BENEFICIARY. In addition, at the option of BENEFICIARY, any such transfer may result in an adjustment of the interest rate as set forth in the Note.


         For the purpose of, and without limiting the generality of the foregoing, the occurrence at any time of any of the following events, without BENEFICIARY'S prior written consent, shall be deemed to be an unpermitted transfer of title of the Property and therefore an Event of Default hereunder:

                  (a) Any sale, conveyance, assignment, grant or other transfer of, or grant of a security interest in or lien upon, all or any part of a legal, equitable and/or beneficial interest in the Property;

                  (b) Any sale, conveyance, assignment, grant or other transfer of (including upon foreclosure of a security interest), any share of stock of any TRUSTOR that is a corporation and which affects twenty-five percent (25%) or more of such stock, cumulatively since the date of the Note;

                  (c) Any sale, conveyance, assignment, grant or other transfer of (including upon foreclosure of a security interest), any general partnership interest in TRUSTOR or, if any TRUSTOR is a limited liability company, the role of managing member of such TRUSTOR;

                  (d) Any sale, conveyance, assignment, grant or other transfer (including upon foreclosure of a security interest) affecting twenty-five percent (25%) or more of all limited partnership interests in TRUSTOR or, if TRUSTOR is a limited liability company, of all membership interests in TRUSTOR, cumulatively since the date of the Note;

                  (e) Any sale, conveyance, assignment, grant or other transfer of the legal, equitable and/or beneficial title to the Property which occurs by operation of law, by trustees in bankruptcy, receivers or estate administrators, personal representatives or executors, or by or through a bankruptcy court; or

                  (f) Any transfer, assignment, sale, exchange, gift, encumbrance, pledge, hypothecation, or other disposition of, directly, indirectly or in trust, voluntarily or involuntarily, by operation of law or otherwise, or the entry into a binding agreement to do any of the foregoing with respect to any Water Rights.


         Without limiting the generality or effect of the foregoing, waiver by BENEFICIARY of its right to accelerate the Obligations upon any transfer or contract to transfer, or to require satisfaction of the conditions set forth above, shall not be deemed a waiver by BENEFICIARY of its right to accelerate the Obligations upon any other transfer or contract to transfer or of its right upon such transfer or contract to transfer to require satisfaction of the conditions set forth above. Any consent by BENEFICIARY, or any waiver of any Event of Default under this paragraph, shall not constitute a consent to, or waiver of, any right, remedy or power of BENEFICIARY upon a subsequent event of default under this Paragraph.

         18. ERISA: TRUSTOR covenants and agrees that so long as any Obligations remain outstanding, unless BENEFICIARY shall have previously consented in writing, (a) it will take no action which would cause it to become an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), or a "governmental plan" as defined in Section 3(32) of ERISA, or its assets to become "plan assets" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under state statutes, and (b) it will not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee which does not execute and deliver to BENEFICIARY its written assumption of the obligations of this covenant. TRUSTOR further covenants and agrees to protect, defend, indemnify and hold BENEFICIARY harmless from and against all loss, cost, damage and expense (including all attorney's fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) which BENEFICIARY may incur as a result of TRUSTOR'S breach of this covenant. Notwithstanding a provision in the TRUST DEED or a Loan Document, if any, that limits the liability of TRUSTOR hereunder, this indemnity shall survive the extinguishment of the lien of this TRUST DEED by foreclosure or reconveyance or otherwise, and this covenant shall survive such extinguishment.

         19. EVENTS OF DEFAULT: Any of the following events shall be deemed an "Event of Default" hereunder:

                  (a) TRUSTOR shall fail to pay any installment of principal or interest of the Obligations or any other sum secured hereby when due, after the expiration of any applicable cure or grace period as provided by the Note;

                  (b) TRUSTOR or any other party that may be liable upon the Obligations by guarantee or by execution of the Note or any additional note(s), assumption, endorsement or otherwise, shall file any petition in bankruptcy (whether for liquidation or reorganization) or an order for relief shall be entered as to it under any bankruptcy or reorganization law; or TRUSTOR or any such party shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or TRUSTOR or any such party shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of TRUSTOR or such other party or of all or any part of the Property or of any or all of the Rents, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                  (c) TRUSTOR or any other party that may be liable upon the Obligations by guarantee or by execution of the Note or any additional note(s), assumption, endorsement or otherwise, shall have filed against it any involuntary petition in bankruptcy (whether for liquidation or reorganization) or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors and such petition or other matter shall not have been dismissed within sixty (60) days after having been filed or initiated;

                  (d) Any lien shall attach to the Property or any portion thereof or interest therein (other than liens for non-delinquent taxes and assessments) that is senior to the lien of this TRUST DEED; or any lien shall attach to the Property or any portion thereof or interest therein that is junior to the lien of this TRUST DEED, including any writ of execution or attachment or any similar process the entry of which against TRUSTOR shall become a lien and such lien is not released, bonded, satisfied, vacated or stayed within thirty
(30) days; provided that the thirty (30) day cure period shall be applicable only to involuntary liens and there is no cure period with respect to voluntary liens;

                  (e) There has occurred a breach of or default under any term, covenant, agreement, condition, or provision contained herein or in the Note or in any of the other Loan Documents, any agreement between BENEFICIARY and TRUSTOR relating to the Property, or any other agreement between BENEFICIARY and TRUSTOR, other than those breaches or defaults covered by other subparagraphs of this Paragraph 19, including any event defined in this TRUST DEED as an Event of Default and not otherwise specifically referred to in this Paragraph 19;

                  (f) The assignment by TRUSTOR, as lessor or sublessor, as the case may be, of the Rents or any part thereof (other than to BENEFICIARY) without the prior written consent of BENEFICIARY;

                  (g) The failure of TRUSTOR to notify BENEFICIARY in writing immediately after damage or loss to the Property by reason of fire or other casualty, and prior to the making of any repairs thereto, or TRUSTOR'S refusal to permit BENEFICIARY to inspect such damage or loss prior to the making of any repairs thereto;

                  (h) There shall occur a breach of or default under Paragraph 17 entitled "Transfer of Property";

                  (i) Any representation or warranty made by TRUSTOR or others hereunder or in, under or pursuant to the Loan Documents or in the application for the loan evidenced by the Note (or in the related documents) shall have been false or misleading in any material respect as of the date on which such representation or warranty was made;

                  (j) Any of the Loan Documents at any time after their respective execution and delivery and for any reason, shall cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by TRUSTOR, or any stockholder or partner of TRUSTOR, or TRUSTOR shall deny that it has any further liability or obligation under any of the Loan Documents to which it is a party; or

                  (k) TRUSTOR fails to perform any terms, conditions, covenants or agreements which are part of this TRUST DEED or any other document or agreement which secures all or any part of the Obligations.

         20. ACCELERATION, REMEDIES, POWER OF SALE: Upon an Event of Default by TRUSTOR, as defined herein, BENEFICIARY may declare all Obligations immediately due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind. Thereafter, BENEFICIARY may:

                  (a) In person or by agent or by a receiver appointed by a court, with or without bringing any action or proceeding and without regard to the adequacy of its security, the solvency of TRUSTOR or the existence of waste, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of TRUSTEE, and do any acts that it deems necessary or desirable to preserve the value, marketability or rentability of the Property, or part thereof or interest therein, to increase the income therefrom or to protect the security hereof; and, with or without taking possession of the Property, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including attorneys' fees, upon any indebtedness secured by this TRUST DEED, all in such order as BENEFICIARY may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done in response to such Event of Default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Property or the collection, receipt and application of Rents, TRUSTEE or BENEFICIARY shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

                  (b) At TRUSTOR'S sole expense, contract for a "Phase 1" environmental inspection report prepared and certified by an environmental consultant satisfactory to BENEFICIARY to determine whether the Property complies with all Environmental Regulations. If, based on the Phase 1 environmental audit, BENEFICIARY determines that additional testing or investigation should be performed on the Mortgaged Premises, such testing shall be performed at TRUSTOR'S sole expense;

                  (c) Commence an action to foreclose this TRUST DEED as a mortgage or otherwise, appoint a receiver, or specifically enforce any of the covenants hereof;

                  (d) Deliver to TRUSTEE a written declaration of default and demand for sale, and a written notice of default and election to cause TRUSTOR'S interest in the Property to be sold, which notice TRUSTEE or BENEFICIARY shall cause to be duly filed for record in the Official Records of the county in which the Property is located; or

                  (e) Proceed as to both the real and personal property in accordance with BENEFICIARY'S rights and remedies in respect of the Property, or proceed to sell any personal property separately and without regard to the Property in accordance with BENEFICIARY'S rights and remedies.


         If an Event of Default shall have occurred and be continuing, BENEFICIARY, as a matter of right and without notice to TRUSTOR or anyone claiming under TRUSTOR, and without regard to the then value of the Property or the interest of TRUSTOR herein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and TRUSTOR hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the powers and duties available to receivers under law and all the powers and duties of BENEFICIARY in case of entry as provided above and shall continue as such and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated.


         Should BENEFICIARY elect to foreclose by exercise of the power of sale herein contained, BENEFICIARY shall notify TRUSTEE. Upon receipt of such notice from BENEFICIARY, TRUSTEE shall cause to be recorded, delivered or mailed to TRUSTOR such notice of default and election to sell as is then required by law and by this TRUST DEED. TRUSTEE shall, without demand on TRUSTOR, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as TRUSTEE or BENEFICIARY shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. TRUSTEE shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including TRUSTOR, TRUSTEE or BENEFICIARY, may purchase at such sale and TRUSTOR hereby covenants to warrant and defend the title of such purchaser or purchasers. TRUSTOR hereby expressly waives any right of redemption after sale that TRUSTOR may have at the time of sale or that may apply to the sale.


         After deducting all costs, fees and expenses of TRUSTEE and of this TRUST DEED, including costs of evidence of title in connection with sale and reasonable Trustee's and attorneys' fees for conducting the sale, TRUSTEE shall apply the proceeds of sale to payment of all sums expended under the terms hereof and not then repaid (with accrued interest at the Default Rate provided in the Note) and to all other sums then secured hereby in such order as BENEFICIARY shall determine, and the remainder, if any, to the person or persons legally entitled thereto. TRUSTOR expressly waives any rights it may have to require that the sale proceeds of a trustee's sale of the Property conducted pursuant to California Civil Code Section 2924h, be distributed in accordance with California Civil Code Section 2924k.


         TRUSTEE may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; or TRUSTEE may, in its discretion, give a new notice of sale. BENEFICIARY may rescind any such notice of default at any time before TRUSTEE's sale. The exercise by BENEFICIARY of the right of rescission shall not constitute a waiver of any default and demand for sale, or notices of default and of election to cause the Property to be sold, nor otherwise affect the Note or this TRUST DEED, or any of the rights, obligations or remedies of BENEFICIARY or TRUSTEE hereunder.


         In the event the foreclosure sale is not concluded and BENEFICIARY has allowed TRUSTOR to cure any and all defaults occasioned hereunder, TRUSTOR shall pay to BENEFICIARY all costs and expenses incurred by BENEFICIARY as a result of TRUSTOR'S default, including reasonable attorneys' fees.


         In the event of a sale of the Property or any part thereof, and the execution of a deed or deeds therefor, the recital therein of default, and of recording notice of breach and election of sale, and of the elapsing of the required time (if any) between the foregoing recording and the following notice, and of the giving of notice of sale, and of a demand by BENEFICIARY, or its successors or assigns, that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice, and that the sale was regularly and validly made on due and proper demand by BENEFICIARY, its successors or assigns; and any such deed or deeds with such recitals therein shall be effectual and conclusive against TRUSTOR, its successors and assigns, and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money.

         21. PREPAYMENT: Upon any Event of Default hereunder and the acceleration of maturity in the manner allowed herein, any tender of payment of the amount necessary to satisfy the debt evidenced by the Note made by TRUSTOR, TRUSTOR'S successors or assigns, or by anyone on behalf of TRUSTOR, or on behalf of TRUSTOR'S successors or assigns, or by any holder of a subordinate or superior interest in the Property shall constitute a "prepayment" as that term is used in the Note, and shall be deemed a voluntary prepayment hereunder. In the event of any prepayment as described herein or as otherwise defined in the Note, the amount due shall include the premium which is thereupon due under the prepayment privilege provisions of the Note.

         22. REMEDIES NONEXCLUSIVE: No remedy herein conferred upon or reserved to TRUSTEE or BENEFICIARY is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to TRUSTEE or BENEFICIARY, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by TRUSTEE or BENEFICIARY and either of them may pursue inconsistent remedies.

         23. SUCCESSOR TRUSTEE: BENEFICIARY may at any time appoint a successor TRUSTEE by filing for record in each county where the Property or any part thereof is located a notice of substitution of trustee containing the statements required by law. The successor TRUSTEE so appointed shall be substituted as TRUSTEE hereunder with the same effect as if originally named TRUSTEE herein, and the TRUSTEE named herein shall thereupon be discharged.

         24. NO IMPLIED WAIVER: The failure of BENEFICIARY or TRUSTEE promptly to exercise any right, power or remedy provided herein or at law or in equity shall not constitute a waiver of the same, nor shall TRUSTEE or BENEFICIARY be estopped from later exercising such right, power or remedy.

         25. NOTICE: Whenever BENEFICIARY, TRUSTOR or TRUSTEE shall desire or is required to give or serve any notice, demand, request or other communication with respect to this TRUST DEED, each such notice, demand, request or other communication shall be in writing and shall be deemed to have been given, sent, served and received, upon the following dates in the following manner: (i) in person with receipt acknowledged on the date of receipt; or (ii) by facsimile transmission, with receipt electronically confirmed during normal business hours of recipient, on the date of transmission, provided that no later than one (1) business day following such transmission, a copy of such facsimile shall be mailed by first class mail, postage prepaid; or (iii) by overnight delivery service on the next business day following delivery to such overnight delivery service, in each case addressed as set forth below, or at such other address or facsimile transmission number as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

TRUSTOR:

Larry Kirkland
Kirkland Knightsbridge, LLC
Kirkland Cattle Co.
One Kirkland Ranch Road
Napa, CA  94558


TRUSTEE:

First American Title Insurance Company
1850 Mt. Diablo Blvd., Suite 300
Walnut Creek, CA  94596

BENEFICIARY:

The Travelers Insurance Company
6715 North Palm Avenue, Suite 212
Fresno, CA  93704
Loan No. 030234459


         TRUSTOR hereby requests that a copy of any notice of default and a copy of any notice of sale under this TRUST DEED be mailed to TRUSTOR at the address above given, with a courtesy copy to BENEFICIARY at 6715 North Palm Avenue, Suite 212, Fresno, CA 93704.

         26. PRESERVATION, REPAIR AND USE OF PROPERTY: TRUSTOR shall constantly maintain and shall not diminish the value of any of the Property during the existence of the TRUST DEED. TRUSTOR shall not destroy, remove, or sell any buildings, or Improvements, irrigation or dairy equipment. TRUSTOR shall constantly maintain or cause to be maintained the Improvements in accordance with standards customary in the area and standards of similar ranches or farms.

         27. FEES: If TRUSTOR shall at any time request any consent or waiver from BENEFICIARY or request BENEFICIARY to execute or approve any documents or any action by TRUSTOR or request BENEFICIARY to take any steps, BENEFICIARY shall have the right to charge to TRUSTOR a fee determined by BENEFICIARY as a condition to BENEFICIARY'S providing such waiver, consent, document, or approval. TRUSTOR shall pay such fee to BENEFICIARY at the time of and as a condition of obtaining such waiver, consent, document, or approval.

         28. SALE OF PROPERTY: BENEFICIARY shall have the right, in the sole discretion of BENEFICIARY, to direct how any sale of the Property hereunder is conducted, and to direct whether said Property be offered for sale in parcels, in one block or both.

         29. INSPECTION: TRUSTOR agrees to permit BENEFICIARY and/or its agents, representatives or employees, or independent third party contractors retained by BENEFICIARY at reasonable time and intervals, to inspect the Property described herein for the purpose of determining whether TRUSTOR is in compliance with the provisions of the Note and of this TRUST DEED and the other Loan Documents. Any costs or expenses incurred in connection with this inspection shall be paid by TRUSTOR to BENEFICIARY upon demand therefor by BENEFICIARY. Without notice to TRUSTOR, BENEFICIARY may either add such costs and expenses to the principal to accrue interest at the Default Rate until maturity of the Note or bill TRUSTOR for such costs and expenses plus interest at the Default Rate from the date of advancement until repaid.

         30. ATTORNEY'S FEES AND OTHER PROFESSIONAL FEES: If BENEFICIARY shall employ the services of legal counsel or other third party professionals (including without limitation, appraisers or environmental professionals) in connection with (i) any request made by TRUSTOR to BENEFICIARY for a modification, amendment, waiver, or consent in connection with the Loan Documents, (ii) defending or protecting BENEFICIARY'S interests in any Loan Document or any real or personal property securing the Loan (including the Property) from and against any claim or assertion made by any third party, (iii) rendering advice or other legal services to BENEFICIARY concerning the Loan, any Loan Documents, or the Property, (iv) rendering advice to BENEFICIARY, enforcing BENEFICIARY's legal rights, or performing other legal services for BENEFICIARY upon the occurrence or in anticipation of an Event of Default, including without limitation, any services relating to any so-called "workout" or other negotiations in anticipation of or following the occurrence of any Event of Default, (v) representing the interests of BENEFICIARY in any lawsuit arising out of or in connection with the Loan Documents or BENEFICIARY'S position as secured party or beneficiary under any Loan Document, or (vi) any other judicial or nonjudicial action, suit or proceeding instituted by or against BENEFICIARY or any other person connected with or related to or with reference to the Loan or to reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce BENEFICIARY'S interest in this Note or the TRUST DEED or any other Loan Document (including proceedings under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), then in such event TRUSTOR promises to pay reasonable attorney's fees and reasonable costs and expenses, and other professional fees incurred by BENEFICIARY and/or its attorney in connection with the above mentioned events (any such fees and expenses being collectively referred to herein as "Professional Fees"). BENEFICIARY shall have all rights relating to such payments and expenses as set forth in Paragraph 8 of the Note.

         31. ACTIONS BY BENEFICIARY TO PRESERVE THE PROPERTY: If TRUSTOR fails to make any payment, whether of real estate taxes, insurance premiums, attorney's fees, or otherwise, or fails to pay, purchase or compromise any encumbrance, charge or lien that in the judgment of BENEFICIARY or TRUSTEE is prior or superior hereto, or fails to do any act as may be required hereunder, BENEFICIARY may, at the discretion of BENEFICIARY, without obligation so to do and without releasing TRUSTOR from any obligation, make or do the same in such manner and to such extent as BENEFICIARY shall deem necessary to protect the Property. BENEFICIARY shall have all rights relating to such payments and expenses as set forth in Paragraph 8 of the Note.

         32. REPRESENTATIONS AND WARRANTIES OF TRUSTOR: TRUSTOR hereby represents and warrants to BENEFICIARY and TRUSTEE that:

                  (a) If TRUSTOR is a partnership, corporation, or limited liability company, it is duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified to do business in the State of California;

                  (b) TRUSTOR has the requisite power and authority to own and manage its properties, to carry on its business as now being conducted and to own, develop and operate the Property;

                  (c) TRUSTOR is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to TRUSTOR;

                  (d) The execution, delivery and performance by TRUSTOR of the Loan Documents (i) are within the power of TRUSTOR; (ii) have been duly authorized by all requisite corporate, partnership, or limited liability company action, as appropriate; (iii) have received all necessary governmental approval; and (iv) will not violate any provision of law, any order of any court or agency of government, the charter documents of TRUSTOR, or any indenture, agreement or any other instrument to which TRUSTOR is a party or by which TRUSTOR or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon TRUSTOR'S property or assets, except as contemplated by the provisions of the Loan Documents;

                  (e) Each of the Loan Documents, when executed and delivered to BENEFICIARY, will constitute a legal, valid and binding obligation enforceable in accordance with its terms;

                  (f) All financial data that has been given to BENEFICIARY with respect to TRUSTOR: (i) is complete and correct in all material respects; (ii) accurately presents the financial condition of TRUSTOR on each date as of which, and the results of TRUSTOR'S operations for the periods for which, the same have been furnished; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby;

                  (g) There has been no adverse change in the financial condition or operations of TRUSTOR since the date of the most recent of each such financial statement given to BENEFICIARY other than changes in the ordinary course of business, none of which changes has been materially adverse individually or in the aggregate;

                  (h) TRUSTOR is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any agreement or instrument to which TRUSTOR is a party;

                  (i) All other reports, papers, data and information given to BENEFICIARY with respect to TRUSTOR and the Property are accurate and correct in all material respects;

                  (j) There is not now pending against or affecting TRUSTOR, nor to the knowledge of TRUSTOR is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition of TRUSTOR or the Property or operation thereof;

                  (k) TRUSTOR has filed all federal, state, county and municipal income tax returns required to have been filed by TRUSTOR and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by TRUSTOR, and TRUSTOR knows of no basis for any additional assessment against it in respect of such taxes;

                  (l) The Property is used principally or primarily for agricultural purposes; and

                  (m) No portion of the Property is within a water district that has been deemed subject to federal reclamation law or, if any such portion shall be, TRUSTOR shall have provided a "Non-Excess" letter from the Bureau of Reclamation with respect thereto.

         33. ENTIRE AGREEMENT: This instrument, together with the Note and other Loan Documents, constitutes and sets forth the entire understanding and agreement between the parties, and no party hereto has relied upon any representations, agreements or understandings, verbal or written, not set forth herein or in the Note and such other Loan Documents, whether made by any party hereto or by any agent, employee or representative of any party hereto. Specifically, without limiting the generality of the foregoing, the parties agree that BENEFICIARY has made no agreement to extend or renew any of the Obligations, and no such agreement will be binding upon BENEFICIARY unless made in writing, subsequent to the date hereof, and executed by a duly authorized representative of BENEFICIARY.

         34. BINDING AGREEMENT: This TRUST DEED inures to the benefit of, and binds all parties hereto, their heirs, legal representatives, successors and assigns. The term BENEFICIARY shall mean the owner and holder of the Note described above, whether or not named as BENEFICIARY herein.

         35. TRUSTOR NOT RELEASED: Extension of the time for payment or modification of amortization of the sums secured by this TRUST DEED granted by BENEFICIARY to any successor in interest of TRUSTOR shall not operate to release, in any manner, the liability of the original TRUSTOR or TRUSTOR'S successor in interest. BENEFICIARY shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this TRUST DEED by reason of any demand made by the original TRUSTOR and TRUSTOR'S successors in interest.

         36. GOVERNING LAW: This TRUST DEED and each instrument securing it shall be governed by and construed according to the laws of the State of California.

         37. SEVERABILITY: In the event any one or more of the provisions contained in this TRUST DEED, or the Note or any other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of BENEFICIARY, not affect any other provision of this

TRUST DEED, but this TRUST DEED shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein or therein. If the lien of this TRUST DEED is invalid or unenforceable as to any part of the Obligations, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the Obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Obligations, and all payments made on the Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Obligations which is not secured or not fully secured by the lien of this TRUST DEED.

         38. CONSENT BY BENEFICIARY: Any consent by BENEFICIARY in any single instance shall not be deemed or construed to be BENEFICIARY'S consent in any like matter arising at a subsequent date and the failure of BENEFICIARY to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall BENEFICIARY be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by BENEFICIARY pursuant hereto shall be narrowly construed to be applicable only to TRUSTOR and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute BENEFICIARY a venturer or partner with TRUSTOR nor shall privity of contract be presumed to have been established with any such third party. If BENEFICIARY deems it to be in its best interest to retain the assistance of persons, firms or corporations (including attorneys, appraisers, engineers, consultants and surveyors) with respect to a request for consent or approval, TRUSTOR shall reimburse BENEFICIARY for all costs incurred in connection with the employment of such persons, firms or corporations. Without notice to TRUSTOR, BENEFICIARY may either add such costs to the principal to accrue interest at the Default Rate until maturity of the Note or bill TRUSTOR for such costs plus interest at the Default Rate from the date of advancement until repaid.

         39. FURTHER ASSURANCES: TRUSTOR, at any time upon the reasonable request of BENEFICIARY, shall at TRUSTOR'S expense execute, acknowledge and deliver all such additional papers and instruments and all such further assurances of title, and will do or cause to be done all further acts and things, as may be proper or reasonably necessary to carry out the purpose hereof and of the Loan Documents and to subject to the liens thereof any property intended by the terms thereof to be covered thereby and any renewals, additions, substitutions, replacements or betterments thereto.

         40. TRUSTOR'S WAIVER OF RIGHTS: All sums payable by TRUSTOR hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense, and the obligations and liabilities of TRUSTOR hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Property or any part thereof;
(iii) any title defect or encumbrance or any eviction from the Property or any part thereof by title, paramount or otherwise; (iv) any claim TRUSTOR has or might have against BENEFICIARY; (v) any default or failure on the part of BENEFICIARY to perform or comply with any of the terms hereof or of any other agreement with TRUSTOR; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not TRUSTOR shall have notice or knowledge of any of the foregoing. To the fullest extent that TRUSTOR may do so, TRUSTOR agrees that TRUSTOR will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution or extension, and TRUSTOR, for TRUSTOR, TRUSTOR'S heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, extension, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created.

         41. LIMITATION OF INTEREST: It is the intent of TRUSTOR and BENEFICIARY in the execution of this TRUST DEED and all other Loan Documents to contract in strict compliance with the usury laws of the State of California governing the loan evidenced by the Note. In furtherance thereof, BENEFICIARY and TRUSTOR stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of California governing the loan evidenced by the Note. TRUSTOR or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Note shall never be liable for unearned interest on the Note and shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws of the State of California, and the provisions of this Paragraph shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Note shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Note to a rate in excess of that permitted to be charged by the laws of the State of California, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the reduction of the unpaid principal balance and not to the payment of interest, or as otherwise provided for in the Note, at the discretion of BENEFICIARY.

         42. SUBROGATION: To the extent that proceeds of the Note are used, directly or indirectly, to pay off, satisfy or discharge, in whole or in part, any outstanding lien, charge or prior encumbrance against the Property or any part thereof, then as additional security hereunder BENEFICIARY shall be subrogated to any and all rights, superior titles and liens owned or claimed by any owner or holder of such outstanding liens, charges and prior encumbrances, however remote and irrespective of whether said liens, charges or encumbrances have been released of record by the holder thereof upon payment.

         43. PARTIAL RELEASE: The BENEFICIARY may, at any time, without notice and without the prior consent of junior lienholders, release and instruct the TRUSTEE to execute partial reconveyances of portions of the Property from the lien of this TRUST DEED and it is expressly understood and agreed that such partial reconveyances shall not affect or impair the personal liability of any person on the obligations secured hereby or the lien or priority of the lien of this TRUST DEED on the Property remaining subject to this TRUST DEED for the full amount of the obligations then remaining unpaid.

         44. HEADINGS; INTERPRETATION: Headings are for convenience only and are not intended as a limitation on the content of the paragraph following nor as an aid to the construction thereof. Use of the word "including" shall not be construed as a limitation and the word "including" shall be deemed to mean "including, but not limited to."

         45. ANTI-FORFEITURE: TRUSTOR hereby represents and warrants to BENEFICIARY that there has not been committed by TRUSTOR or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording any governmental authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of TRUSTOR'S obligations under the Note or under any of the other Loan Documents. TRUSTOR hereby covenants and agrees not to commit, permit, or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, TRUSTOR hereby indemnifies BENEFICIARY and agrees to defend and hold BENEFICIARY harmless from and against any loss, damage, or injury by reason of the breach of the covenants and agreements or damage or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in this Paragraph 45. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against TRUSTOR, BENEFICIARY, or all or any part of the Property under any federal or state law for which forfeiture of the Property or any part thereof or of any monies required to be paid to BENEFICIARY or the TRUSTEE, or to be used in performance of TRUSTOR'S obligations under the Loan Documents, is a potential result, shall, at the election of BENEFICIARY, constitute an Event of Default if TRUSTOR shall not have caused such charges or proceedings to be dismissed within ninety (90) days of the filing thereof; provided that if such charges or proceedings have been filed as a result of criminal proceedings against TRUSTOR or any officer or general partner or trustee thereof, the filing of such charges or proceedings shall constitute an Event of Default without notice or opportunity to cure. During the 90-day period referred to in the previous sentence, BENEFICIARY shall, upon prior notice to TRUSTOR and at TRUSTOR'S cost and expense but without having to obtain TRUSTOR'S consent, be entitled to appear with respect to such charges or proceedings and to take whatever steps BENEFICIARY shall deem appropriate to protect its interests.

         46. COVENANTS RUNNING WITH THE LAND: All covenants contained in the Loan Documents shall run with the Property and be binding on TRUSTOR and any successor owners of the Property; provided, however, that any limitation of liability contained in this TRUST DEED or in any Loan Document, shall not inure to the benefit of any successor owner of the Property unless the prior written consent of BENEFICIARY to the transfer of Property to such owner shall have been obtained in accordance with Paragraph 17 (Transfer of Property). If the ownership of the Property or any portion thereof becomes vested in a person or persons other than TRUSTOR, BENEFICIARY may, without notice to TRUSTOR, deal with such successor or successors in interest of TRUSTOR with reference to this TRUST DEED and the Obligations in the same manner as with TRUSTOR without in any way releasing or discharging TRUSTOR from its obligations hereunder. By accepting title to all or any portion of the Property, any such successor to TRUSTOR shall be deemed to have assumed, without the need for executing further documentation, TRUSTOR'S obligations hereunder and under the other Loan Documents, and such successor shall, at the request of BENEFICIARY, execute such additional documents, certificates, affidavits, and instruments as BENEFICIARY deems necessary and appropriate to evidence such successor's assumption of TRUSTOR'S obligations hereunder and under the other Loan Documents. TRUSTOR will give immediate written notice to BENEFICIARY of any conveyance, transfer or change of ownership of the Property or any portion thereof or interest therein and any transfer, whether or not prohibited, described by Paragraph 17 (Transfer of Property), but nothing in this Paragraph shall vary or negate the effect of the provisions of Paragraph 17 (Transfer of Property).

         47. SUCCESSORS AND ASSIGNS: Subject to the provisions of Paragraph 17 (Transfer of Property), all of the terms and covenants and conditions contained herein or in any of the other Loan Documents shall apply to and be binding upon, and inure to the benefit of (except as expressly set forth in Paragraph 46 (Covenants Running With the Land)), the successors and assigns of TRUSTOR and BENEFICIARY, respectively, and all persons claiming by, under, or through them. Wherever herein BENEFICIARY is referred to, such reference shall be deemed to include the holder from time to time of the Note, whether so expressed or not, and each such holder from time to time of the Note shall have and enjoy all of the rights, privileges, powers, options, and benefits afforded to BENEFICIARY hereby and hereunder, and may enforce all and every of the terms and provisions hereof, as fully and to the same extent and with the same effect as if such holder of the Note from time to time were herein by name specifically granted such rights, privileges, powers, options, and benefits and was herein by name designated as the BENEFICIARY hereof.

         48. SUBORDINATION OF SECURITY INTEREST IN CROPS: Upon request of TRUSTOR, so long as no Event of Default has occurred and is continuing, BENEFICIARY shall subordinate its security interest in crops growing on the Property to a security interest granted by TRUSTOR to an entity that provides crop financing to TRUSTOR to produce crops on the Property. The form of any such subordination shall be in form and substance reasonably satisfactory to BENEFICIARY. A subordination shall not extend for a period longer than one crop year and only one such subordination may be in effect at any one time.

         49. CASH COLLATERALIZATION OF CONTINGENT OBLIGATIONS: If at the time TRUSTOR pays to BENEFICIARY all principal, interest, fees, costs, and other charges accrued and owing to BENEFICIARY under the Note, there remains any pending or threatened action, claim or proceeding involving BENEFICIARY that has or foreseeably may result in any claim by BENEFICIARY against TRUSTOR under any Loan Document, including claims for indemnification, reimbursement, contribution, or the like, then TRUSTOR shall, as a condition to the reconveyance of the lien of this TRUST DEED, deposit cash with BENEFICIARY in such amount as BENEFICIARY shall reasonably determine as necessary to protect the interest of BENEFICIARY. Such amount shall be held as collateral by BENEFICIARY and may be applied by BENEFICIARY on account of any such claim. BENEFICIARY shall refund any excess to TRUSTOR at such time as BENEFICIARY shall reasonably determine that such claim will not be made. TRUSTOR may, at its option, decline to provide the foregoing cash deposit without breaching this TRUST DEED and, in such event, the lien hereof in favor of BENEFICIARY shall continue until such pending or threatened action(s), claim(s), or proceeding(s) are definitively resolved.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the undersigned has executed this TRUST DEED on the day and year first written above.

TRUSTOR:


------------------------------------------
Larry Kirkland, as an individual


KIRKLAND KNIGHTSBRIDGE, LLC, a
California limited liability company

By:    Knightsbridge Fine Wines, Inc., a Nevada
       corporation, Manager-Member

         By:
               ---------------------------
               Joel Shapiro
               Chief Executive Officer

By:    Kirkland Ranch, LLC, a California
       limited liability company, Manager-Member

         By:
               ---------------------------
               Larry D. Kirkland, Manager

         By:
               ---------------------------
               Lonnie R. Kirkland, Manager

KIRKLAND CATTLE CO., a California
general partnership


By:
       ---------------------------------
       Lonnie R. Kirkland, partner

By:
       ---------------------------------
       Larry D. Kirkland, partner

                          ACKNOWLEDGMENT OF INSTRUMENTS

STATE OF                                             )
         --------------------------------------------
                                                     )        SS.
COUNTY OF                                            )
         --------------------------------------------


         On __________________________ before me, the undersigned notary public in and for said state, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



Signature _______________________________   (Seal)

                                    EXHIBIT A
                              Property Description

                                    EXHIBIT B

                                List of Equipment

Item                                Quantity     Manufacturer                   Model            Serial No.
----                                --------     ------------                   -----            ----------
Stemmer/Crusher                         1        Delta                          50               7300

Grape Press                             2        Diemme                         AR150            C297121

Bottling Line Conveyor                  1        FP
Carton Taping Machine                   1        3M                                              983124
Labeller                                1        Cavagnino & Gatti                               B5005
Corker                                  1        Bertolasso                     Delta 503R       M5000044
Capsule Spinner                         1        Robino & Galadrino             Astra 4          32/94119855
Filler Bowl                             1        Bertolaso                      Olimpia 20       9020032
Orbitor                                 1        McBrady Engineering            #100             A5411069
Pallet Stretch Wrapper                  1        Lantech                        Q300             QM008184

Conveyor System & Hopper                1        Cornish Enterprises            Custom
Refrigeration System                    1        Irapp


Item                         Size         Quantity     Manufacturer             Model            Serial No.
----                         ----         --------     ------------             -----            ----------
Stainless Steel
Fermentation Tanks                           19          Rieger                 7500 Gallon      3500-01E
                                             5           Rieger                 5100 Gallon      3500-02C
                                             4           Rieger                 4100 Gallon      3500-03C
                                             12          Rieger                 2700 Gallon      3500-04B
                                             8           Rieger                 1600 Gallon      3500-05B
                                             4           Rieger                  800 Gallon      3500-06B

                                    EXHIBIT C

                              List of Water Rights

         1. Permit for Diversion and Use of Water (Permit No. 20762) issued by State Water Resources Control Board.




                                        1